SUNAMERICA INCOME FUNDS

                Supplement to the Prospectus dated July 28, 2000

The following items reflect changes to the Class B shares of each Fund:

The Maximum Sales Charge (Load), applicable to Class B shares of each Fund, as set forth on pages eight and nine of the Prospectus, has been changed to 5.00%.

                                    ********

References to the cost of investing in Class B shares of each Fund, as indicated in the section entitled "EXAMPLE" on page 10 of the Prospectus, should be replaced with the following:

If you redeemed your investment at the end of the periods indicated:


                                     1 Year      3 Years     5 Years    10 Years
U.S. GOVERNMENT FUND
  (Class B shares)* .............     $721        $982       $1,369      $2,347
GNMA FUND
  (Class B shares)* .............      706         936        1,293       2,192
DIVERSIFIED INCOME FUND
  (Class B shares)* .............      720         979        1,364       2,339
HIGH INCOME FUND
  (Class B shares)* .............      718         973        1,354       2,326
TAX EXEMPT INSURED FUND
  (Class B shares)* .............      695         903        1,237       2,080


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If you did not redeem your shares:


                                     1 Year     3 Years     5 Years     10 Years
U.S. GOVERNMENT FUND
  (Class B shares)* .............     $221        $682       $1,169      $2,347
GNMA FUND
  (Class B shares)* .............      206         636        1,093       2,192
DIVERSIFIED INCOME FUND
  (Class B shares)* .............      220         679        1,164       2,339
HIGH INCOME FUND
  (Class B shares)* .............      218         673        1,154       2,326
TAX EXEMPT INSURED FUND
  (Class B shares)* .............      195         603        1,037       2,080

* Class B shares generally convert to Class A shares approximately eight years after purchase as described in the section entitled "SHAREHOLDER ACCOUNT INFORMATION" on page 14. Therefore, expense information for years 9 and 10 is the same for both Class A and B shares.

                                    *********

Under the section entitled "SELECTING A SHARE CLASS" on page 11 of the Prospectus, the fourth paragraph under the section of the Class B column should be replaced in its entirety with the following:

          Automatic conversion to Class A shares approximately eight years after purchase.

                                    *********

Under the section "CALCULATION OF SALES CHARGES" on page 11 of the Prospectus, the third paragraph should be replaced in its entirety with the following:

     CLASS B shares are offered at their net asset value per share, without any initial sales charge. However, there is a CDSC on shares you sell within six years of buying them. The longer the time between the purchase and the sale of shares, the lower the rate of the CDSC:

                                        2
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Class B deferred charges:



     Years after purchase                        CDSC on shares being sold

     1st year                                    5.00%
     2nd year                                    4.00%
     3rd year or 4th year                        3.00%
     5th year                                    2.00%
     6th year                                    1.00%
     7th year and thereafter                     None


Dated:  December 6, 2000


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